EXHIBIT 99.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT dated as of May 25, 2012 (this “Amendment”) is made among HEXCEL CORPORATION, a Delaware corporation (the “Company”), HEXCEL HOLDINGS SASU, a société par actions simplifiée organized under the laws of France (the “Co-Borrower” and together with the Company, the “Borrowers” and each a “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.  RBS CITIZENS, N.A. acted as the syndication agent, sole lead arranger and sole book manager for this Amendment (in such capacities, the “Arranger”).  Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement.

RECITALS:

A.                                    The Borrowers, Bank of America, as Administrative Agent, Issuing Lender and Swing Line Lender, and the Lenders party thereto have entered into a Credit Agreement dated as of July 9, 2010 (as amended and in effect on the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers revolving credit and term loan facilities with a letter of credit sublimit and a swing line sublimit.

B.                                    The Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Co-Borrower under the Credit Agreement and the other Loan Documents.

C.                                    The Subsidiary Guarantors have entered into the Subsidiary Guaranty pursuant to which each has guaranteed the payment and performance of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents.

D.                                    The Borrowers have advised the Administrative Agent, the Arranger and the Lenders that they desire to amend certain provisions of the Credit Agreement including, without limitation, (i) an increase of the Incremental Amount to $225,000,000 ($135,000,000 of which was previously utilized on December 10, 2010) and (ii) a modification of the Consolidated Capital Expenditures covenant set forth in subsection 7.8 of the Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                     Amendments to the Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Change in Law” in subsection 1.1 is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any

Government Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Government Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

(b)                                 The reference to “$150,000,000” in clause (a) of the definition of “Incremental Amount” in subsection 1.1 is hereby deleted in its entirety and a reference to “$225,000,000” shall be inserted in lieu thereof.

(c)                                  The reference to “Company” in the first sentence of subsection 2.10B is hereby deleted in its entirety and a reference to “The Borrowers” shall be inserted in lieu thereof.

(d)                                 The reference to “subsection 7.2(vii) and 7.2(ix)” in clause (b) of subsection 7.5(vi) is hereby deleted in its entirety and a reference to “subsection 7.1(vii) and 7.1(ix)” shall be inserted in lieu thereof.

(e)                                  The reference to “subsection 7.2(ix)” in subsection 7.5(viii) is hereby deleted in its entirety and a reference to “subsection 7.1(ix)” shall be inserted in lieu thereof.

(f)                                   The chart at the end of subsection 7.8 is hereby deleted in its entirety and the following chart shall be inserted in lieu thereof.

Fiscal Year	Maximum Consolidated Capital Expenditures
2010	$150,000,000
2011	$200,000,000
2012 and each Fiscal Year thereafter	$300,000,000

2.                                     Conditions Precedent to Amendments.  The effectiveness of the amendments to the Credit Agreement set forth in Section 1 above is subject to the satisfaction of the following conditions precedent:

(a)                                 the Administrative Agent and the Arranger shall have received counterparts of this Amendment, duly executed by the Borrowers, the Administrative Agent, the Subsidiary Guarantors and the Requisite Lenders;

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(b)                                 newly certified Organizational Documents of each Borrower (or a certificate, dated as of the date hereof, of an Officer of each Borrower, certifying that there have been no changes to the Organizational Documents of such Borrower since the Closing Date);

(c)                                  a current certificate of existence/good standing (or an equivalent document, if applicable) of each Borrower issued by the jurisdiction in which such entity is organized, each dated a recent date prior to the date hereof;

(d)                                 to the extent that, as applicable, the Officers of each Borrower that executed the Credit Agreement and the Officers of each Subsidiary Guarantor that executed the Subsidiary Guaranty differ from the Officers of the respective Loan Parties executing this Amendment, incumbency certificates of such Officers executing this Amendment;

(e)                                  resolutions from the applicable Governing Body of each Loan Party authorizing the execution, delivery and performance of this Amendment and approving the amendments to the Credit Agreement set forth herein (including, without limitation, the increase of the Incremental Amount and the resulting maximum principal amount available under the Credit Agreement);

(f)                                   an opinion of counsel as to the due authorization, execution, delivery and enforceability of this Amendment and the Credit Agreement (as amended hereby), in form and substance satisfactory to the Administrative Agent and the Arranger;

(g)                                  all reasonable fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses); and

(h)                                 all reasonable fees and expenses of the Arranger (including the reasonable fees and expenses of counsel to the Arranger to the extent invoiced prior to the date hereof) in connection with this Amendment shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.                                     Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                                 After giving effect to this Amendment, the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, the

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materiality qualifier set forth in this Section 3(a) shall be disregarded with respect to such representation and warranty for the purposes of this section; and

(b)                                 This Amendment has been duly authorized, executed and delivered by, and constitutes a legal, valid and binding obligation of, each Loan Party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

4.                                     Consent and Confirmation of the Guarantors.  The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty, and each of the Subsidiary Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty (including, without limitation, the continuation of the Company’s and each such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the waivers and amendments contemplated hereby) and the enforceability of each such Guaranty against the Company or such Subsidiary Guarantors, as the case may be, in accordance with its terms.

5.                                     Entire Agreement.  This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with subsection 10.6 of the Credit Agreement.

6.                                     Full Force and Effect of Amendment.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7.                                     Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.                                     Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

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9.                                     Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.                              References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.                              Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in subsection 10.1 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

HEXCEL CORPORATION

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	Senior Vice President and Chief Financial Officer

HEXCEL HOLDINGS SASU

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	Chairman (President)

Hexcel Corporation

Amendment No. 2 to Credit Agreement

Signature Page

GUARANTORS:

HEXCEL CORPORATION

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	Senior Vice President and Chief Financial Officer

HEXCEL REINFORCEMENTS HOLDING CORP.

By:	/s Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	President and Treasurer

HEXCEL REINFORCEMENTS CORP.

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Darlene R. Parmelee
Name:	Darleen R. Parmelee
Title:	Assistant Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender, Issuing Lender and Swing Line Lender

By:	/s/ George Hlentzas
Name:	George Hlentzas
Title:	Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

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RBS CITIZENS, N.A.

By:	/s/ Patrick A. Keffer
Name:	Patrick A. Keffer
Title:	Senior Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

Signature Page

TD BANK, N.A.

By:	/s/ M. Bernadette Collins
Name:	M. Bernadette Collins
Title:	Senior Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Randolph E. Cates
Name:	Randolph E. Cates
Title:	Senior Relationship Manager

Hexcel Corporation

Amendment No. 2 to Credit Agreement

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WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Albert Schenck
Name:	Albert Schenck
Title:	Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

Signature Page

FIFTH THIRD BANK

By:	/s/ Valerie Schanzer
Name:	Valerie Schanzer
Title:	Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

Signature Page

THE NORTHERN TRUST COMPANY

By:	/s/ Cliff Hoppe
Name:	Cliff Hoppe
Title:	Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

Signature Page

SOVEREIGN BANK, N.A.

By:	/s/ Cameron Gateman
Name:	Cameron Gateman
Title:	SVP — Corporate Banking

Hexcel Corporation

Amendment No. 2 to Credit Agreement

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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Patrick McGraw
Name:	Patrick McGraw
Title:	Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

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CRÉDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Eric Longuet
Name:	Eric Longuet
Title:	Managing Director

By:	/s/ Edwige Sucher
Name:	Edwige Sucher
Title:	Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

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RB INTERNATIONAL FINANCE USA LLC

By:	/s/ Christoph Hoedl
Name:	Christoph Hoedl
Title:	First Vice President

By:	/s/ Randall Abrams
Name:	Randall Abrams
Title:	Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

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SUNTRUST BANK

By:	/s/ David Simpson
Name:	David Simpson
Title:	Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

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WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Edwin W. Holden, IV
Name:	Edwin W. Holden, IV
Title:	Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

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ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ James M. Morton
Name:	James M. Morton
Title:	First Vice President

By:	/s/ Michael Paul
Name:	Michael Paul
Title:	Senior Vice President

Hexcel Corporation

Amendment No. 2 to Credit Agreement

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RAYMOND JAMES BANK, N.A.

By:	/s/ Joseph A. Ciccolini
Name:	Joseph A. Ciccolini
Title:	Vice President — Senior Corporate Banker

Hexcel Corporation

Amendment No. 2 to Credit Agreement

Signature Page